Supplemental Oil and Natural Gas Information - Changes in Standardized Measure of Discounted Net Cash Flows (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Increase (Decrease) in Standardized Measure of Discounted Future Net Cash Flow Relating to Proved Oil and Gas Reserves [Roll Forward]
Standardized Measure, beginning of the year	$ 21,894
Net change in prices and production costs	(5,345)	354
Net change in future development costs	(1,148)
Sales, Less production costs	(10,281)	(354)
Extensions	106,720	21,894
Acquisitions	28,984
Revisions of previous quantity estimates	8,354
Accretion of discount	2,189
Changes in timing and other	3,937
Period Balance	$ 155,295	$ 21,894